EXHIBIT 99.1

EXECUTION VERSION

AMENDMENT NO. 3 AND AGREEMENT dated as of October 15, 2007 (this “Amendment”), to the Senior Secured Revolving Credit Agreement dated as of December 6, 2006 (as amended by Amendment No. 1 dated as of February 8, 2007, and Amendment No. 2 (“Amendment No. 2”) dated as of April 16, 2007, the “Credit Agreement”), among BLACKROCK KELSO CAPITAL CORPORATION (the “Borrower”), CITIBANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., as Syndication Agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agent, and the other Lenders party thereto.

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to Amendment No. 2, the Temporary Increase Lenders have severally agreed to increase their respective Commitments on a temporary basis; and

WHEREAS, the Borrower has requested that the Temporary Increase Expiry Date be extended by an additional 180 days.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Defined Terms.  Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement (as amended by this Amendment).

SECTION 2. Amendment to Section 1.01.  The definition of “Amendment Effective Date” in Section 1.01 of the Credit Agreement is hereby amended by deleting the date “April 16, 2007” and substituting the date “October 15, 2007” therefor.

SECTION 3.  Agreement of the Lenders.  On the Amendment Effective Date, each Temporary Increase Lender, by its signature below, agrees to extend its Commitments in respect of the Temporary Increase until the Temporary Increase Expiry Date (as defined after giving effect to this Amendment) and each Lender, by its signature below, agrees to the terms of this Amendment and the Credit Agreement as amended hereby.

SECTION 4.  Representations and Warranties of the Borrower.  The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

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(a) This Amendment is within the Borrower’s corporate powers and has been duly authorized by all necessary corporate action and, if required, by all necessary shareholder action.  This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b) the representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent any such representation or warranty is itself qualified by materiality or reference to a Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the date of this Amendment or, as to any such representation or warranty that refers to a specific date, as of such specific date;

(c) immediately before and after giving effect to this Amendment, the aggregate Covered Debt Amount does not exceed the Borrowing Base reflected on the Borrowing Base Certificate most recently delivered to the Administrative Agent; and

(d) immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5.  Conditions to Effectiveness.  This Amendment shall become effective on the date on which:

(a) The Administrative Agent shall have received from each of the Borrower and the Required Lenders (as well as from each Temporary Increase Lender) either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(b) The Administrative Agent shall have received payment of all reasonable fees and out-of-pocket expenses, to the extent invoiced, required to be paid or reimbursed to it, including those referred to in Section 7 below.

SECTION 6.   Credit Agreement.   Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or

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agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Amendment shall constitute a Loan Document.  From and after the Amendment Effective Date, any reference to the Credit Agreement contained in any Loan Document shall mean the Credit Agreement as modified hereby.

SECTION 7. Expenses.  The Borrower agrees to reimburse any Lender and the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore LLP, counsel to Citibank, in connection with the negotiation, preparation, execution and delivery of this Amendment (to the extent that statements for such fees and expenses have been delivered to the Borrower).

SECTION 8.  Applicable Law; Amendment of Jury Trial.    (A)  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9. Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 10. Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

BLACKROCK KELSO CAPITAL CORPORATION,

By:	/s/ Michael B. Lazar
	Name:	Michael B. Lazar
	Title:	Chief Operating Officer

Temporary Increase Lenders:

CITIBANK, N.A., individually and as Administrative Agent,

By:	/s/ Maureen Maroney
	Name:	Maureen Maroney
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., individually and as Syndication Agent,

By:	/s/ Richard J. Poworoznek
	Name:	Richard J. Poworoznek
	Title:	Executive Director

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent,

By:	/s/ William R. Goley
	Name:	William R. Goley
	Title:	Director

MERRILL LYNCH CAPITAL CORPORATION,

By:	/s/ John C. Rowland
	Name:	John C. Rowland
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF OCTOBER 15, 2007, TO THE SENIOR SECURED REVOLVING CREDIT AGREEMENT DATED AS OF DECEMBER 6, 2006 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF FEBRUARY 8, 2007, AND AMENDMENT NO. 2 DATED AS OF APRIL 16, 2007) AMONG BLACKROCK KELSO CAPITAL CORPORATION AS BORROWER, CITIBANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, WACHOVIA BANK, NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT AND THE OTHER LENDERS PARTY THERETO.

To Approve Amendment No. 3:

BEAR STEARNS CORPORATE LENDING INC.,

By:	/s/ Kevin Cullen
	Name:	Kevin Cullen
	Title:	Authorized Signatory

SCHEDULE I

SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF OCTOBER 15, 2007, TO THE SENIOR SECURED REVOLVING CREDIT AGREEMENT DATED AS OF DECEMBER 6, 2006 (AS AMENDED BY AMENDMENT NO. 1 DATED AS OF FEBRUARY 8, 2007, AND AMENDMENT NO. 2 DATED AS OF APRIL 16, 2007) AMONG BLACKROCK KELSO CAPITAL CORPORATION AS BORROWER, CITIBANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, WACHOVIA BANK, NATIONAL ASSOCIATION, AS DOCUMENTATION AGENT AND THE OTHER LENDERS PARTY THERETO.

To Approve Amendment No. 3:

UBS LOAN FINANCE LLC,

By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director